POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby constitute and appoint Stephen M. Bess, Richard K Brock and Susan Santo, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Equipment Growth Fund IV, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Equipment Growth Fund IV, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2001 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 2000.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of March, 2001.



                                                    /S/ Stephen M. Bess
                                                    __________________________
                                                     Stephen M. Bess
                                                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby constitute and appoint Stephen M. Bess, Richard K Brock and Susan Santo, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Equipment Growth Fund IV, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Equipment Growth Fund IV, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2001 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 2000.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of March, 2001.



                                                     /s/ Richard K Brock
                                                    ___________________________
                                                     Richard K Brock
                                                     POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby constitute and appoint Stephen M. Bess, Richard K Brock and Susan Santo, jointly and severally, his true and lawful attorneys-in-fact, each with power of substitution, for him in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys, or any of them, may deem necessary or advisable to enable PLM Financial Services, Inc., as General Partner of PLM Equipment Growth Fund IV, to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules and regulations thereunder, in connection with the preparation and filing with the Securities and Exchange Commission of annual reports on Form 10-K on behalf of PLM Equipment Growth Fund IV, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any and all capacities, to such annual reports, to any and all amendments thereto, and to any and all documents or instruments filed as a part of or in connection therewith; and the undersigned hereby ratifies and confirms all that each of the said attorneys, or his substitute or substitutes, shall do or cause to be done by virtue hereof. This Power of Attorney is limited in duration until May 1, 2001 and shall apply only to the annual reports and any amendments thereto filed with respect to the fiscal year ended December 31, 2000.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of March, 2001.



                                                    /s/ Susan Santo
                                                    ___________________________
                                                     Susan Santo